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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 1996


                              JUST LIKE HOME, INC.


             (Exact name of registrant as specified in its charter)


             Florida                                              0-25908
(State or other jurisdiction of incorporation)             (Commission File No.)


                              3647 Cortez Road West
                            Bradenton, Florida 34210
                     (Address of principal executive office)


       Registrant's telephone number, including area code: (941) 756-2555



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ITEM 5.  OTHER EVENTS

     On February 13, 1997, Just Like Home, Inc. ("Registrant"), Just Like Home Acquisition Inc., a Florida corporation ("Acquisition") which is a wholly owned subsidiary of Registrant, and Community Assisted Living Centers, Inc., a Florida corporation ("Community"), entered into an Agreement and Plan of Merger ("Merger Agreement") dated February 13, 1997 pursuant to which Acquisition will merge with and into Community (the "Merger"), and whereby Acquisition will be the surviving corporation and become a wholly-owned subsidiary of the Registrant, subject to the terms and conditions of the Merger Agreement which will be submitted to the stockholders of Community for their approval.

The Merger

     Subject to the terms and conditions of the Merger Agreement, each share in Community will be exchanged for one and one-half shares of JLH. The number of shares JLH will issue are 1,646,250.

     The consummation of the merger is condition upon various conditions of the Merger Agreement, including, among others:

     (i) approval of the Merger Agreement by vote of the majority of outstanding shares of Community; and

     (ii) Community successfully completing its 30 day due diligence investigation of Registrant.

     In addition, the Merger Agreement contains various representations and warranties which must be true and accurate at the effective time of the merger and certain covenants that must be fulfilled or waived by the parties to the Merger Agreement before the effective time of the merger.

Operations After Merger

     As a result of the merger, Community will be merged into Acquisition and Acquisition will become the surviving corporation and will become the wholly-owned subsidiary of Registrant. Effective upon the consummation of merger, the Board of Directors will consist of seven members. Three members of the newly constituted board will be from Registrant's existing board and the remaining four shall be designees of Community.

     In addition, the following shall be officers of Registrant:

                Richard T. Conard, Co-Chairman
                Ronald Braun, Co-Chairman
                John F. Robenalt, President & CEO
                Elizabeth A. Conard, President, JLH subsidiary &
                Just Like Family, Inc.


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                Michael Monahan, Chief Financial Officer
                Victoria Partin, Vice President, Operations
                Vancene F. Robenalt, Vice President, Construction
                Thomas B. Luzier, Vice President, Acquisition & Development

Certain Information About Community

     Community is a Nokomis, Florida based corporation which is engaged in the business of acquiring, developing, managing and operating assisted living facilities. At the present time, Community has a 68 unit facility it operates under a management agreement in Bradenton, Florida and has four facilities in various stages of development.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c) The following documents are filed herewith as exhibits:

                  99.1      Press Release

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JUST LIKE HOME, INC.


                                      /s/ Richard T. Conard
                                      --------------------------------------
                                      Name: Richard T. Conard, M.D.
                                      Title:   Chairman of the Board


Dated: February 13, 1997